UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2016

GARNERO GROUP ACQUISITION COMPANY
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-36482	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Av Brig. Faria Lima 1485-19 Andar Brasilinvest Plaza CEP 01452-002 Sao Paulo Brazil
(Address of Principal Executive Offices) (Zip Code)

+55 (11) 3094-7970
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth under item 5.07 is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under item 5.07 is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 23, 2016, Garnero Group Acquisition Company (the “GGAC”) held an extraordinary general meeting of shareholders (the “Meeting”). At the Meeting, the GGAC shareholders considered the following proposals: (i) a proposal (the “Extension Proposal”) to amend GGAC’s amended and restated memorandum and articles of association to extend the date by which GGAC has to consummate a business combination (the “Extension”) to July 22, 2016 (the “Extension Amendment”), and (ii) a proposal (the “Conversion Proposal”) to amend GGAC’s amended and restated memorandum and articles of association to allow the holders of ordinary shares issued in GGAC’s initial public offering (the “Public Shares”) to elect to convert their public shares into their pro rata portion of the funds held in the trust account established at the time of the IPO (the “Trust Account”) if the Extension is implemented, such conversion of shares to be accomplished by means of a repurchase under Cayman Islands law (the “Conversion Amendment”). Approval of each proposal required a special resolution of shareholders (a resolution passed by a majority of at least two-thirds of members who, being entitled to do so, vote at the extraordinary general meeting). The purpose of the Extension is to allow GGAC additional time to complete its previously disclosed business combination with Q1 Comercial de Roupas S.A. (“Grupo Colombo”), a leading apparel retailer in Brazil.

A final tabulation of votes cast for and against each proposal, as well as the number of abstentions and broker non-votes with respect to each proposal, is set forth below:

(i)	Extension Proposal:
For	Against	Abstentions	Broker Non-Votes
16,467,116	1,721,039	70,000	0

(ii)	Conversion Proposal:
For	Against	Abstentions	Broker Non-Votes
18,258,155	0	0	0

Based on the foregoing votes, each of the proposals was approved by the GGAC shareholders. In addition, GGAC had net tangible assets of more than $5,000,001 following the approval of the proposals, after taking into account payments to the holders of Public Shares who duly exercised their conversion rights as described below. Accordingly, GGAC was authorized to proceed with the Extension Amendment and the Conversion Amendment. GGAC will promptly file with the Registrar of Companies in the Cayman Islands a copy of the shareholder resolutions effectuating the Extension Amendment and the Conversion Amendment (the “Charter Amendment Resolutions”).

In connection with the Extension, holders of 12,373,127 of the Public Shares duly exercised their right to convert such shares into a pro rata portion of the funds held in the Trust Account. GGAC will distribute approximately $124,349,930 from the Trust Account to such holders in payment of the aggregate conversion amount (or approximately $10.05 per share). As a result, approximately $20,118,824 will remain in the trust account. After the conversions, 6,229,686 GGAC ordinary shares will remain outstanding (including 2,001,873 Public Shares). The conversions will not affect the number of GGAC rights and warrants outstanding. Accordingly, 14,375,000 GGAC rights, each of which entitles the holder to automatically receive one-tenth of a GGAC ordinary share upon consummation of a business combination, and 14,375,000 GGAC warrants, each of which entitles the holder to purchase one-half of a GGAC ordinary share commencing upon consummation of a business combination, will remain outstanding.

In addition, on June 24, 2016, the Company entered into Amendment No. 1 (the “IMTA Amendment”) to the Investment Management Trust Agreement, dated as of June 25, 2014 (as amended, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company. The IMTA Amendment extends the termination date set forth in the Trust Agreement to reflect the Extension and permits the withdrawal of funds from the Trust Account to pay the holders of Public Shares who duly exercised their conversion rights as described above.

The foregoing summaries of the Charter Amendment Resolutions and the IMTA Amendment are qualified in their entirety by reference to the full text of the documents, copies of which are attached as exhibits hereto and are incorporated by reference herein.

Additional Information

EarlyBirdCapital, Inc. (“EBC”), the managing underwriter of GGAC’S initial public offering consummated in July 2014, is assisting GGAC in these efforts, for which EBC will receive a fee of $4,600,000 if the business combination is successfully consummated. GGAC, its directors and executive officers and EBC may be deemed to be participants in the solicitation of proxies for the extraordinary general meeting of GGAC shareholders to be held to approve the business combination with Grupo Colombo.

Shareholders of GGAC and other interested persons are advised to read GGAC’S definitive proxy statement in connection with GGAC’S solicitation of proxies for the extraordinary general meeting, including any supplements or amendments thereto, because the proxy statement will contain important information. Such persons can also read GGAC’S final prospectus, dated June 25, 2014, and GGAC’S annual report on Form 10-K for the period ended June 30, 2015, for a description of the security holdings of GGAC’S officers and directors and of EBC and their respective interests in the successful consummation of the business combination. The definitive proxy statement was mailed to shareholders of record as of March 28, 2016. Shareholders also may obtain a copy of the definitive proxy statement, including any supplements or amendments thereto, without charge, by directing a request to: GGAC, Av Brig. Faria Lima, 1485-19 Andar, Brasilinvest Plaza CEP 01452-002, Sao Paulo, Brazil, Attn: Secretary, or email: jmriva@garnerogroup.com. The definitive proxy statement, including any supplements or amendments thereto, and the final prospectus and annual report on Form 10-K can also be obtained, without charge, at the securities and exchange commission’s internet site (http://www.sec.gov).

This report and the exhibit hereto are not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This report and the exhibit hereto shall not constitute an offer to sell or a solicitation of an offer to buy the securities of GGAC or the company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Item 7.01 Regulation FD Disclosure.

On June 23, 2016, the Company issued a press release announcing the Extension. A copy of the press release is attached to this report as Exhibit 99.1.

The information under this Item 7.01, including the exhibit attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits.

Exhibit	Description
3.1	Resolutions Amending the Amended and Restated Memorandum and Articles of Association of Garnero Group Acquisition Company.

10.1	Amendment No. 1 to Investment Management Trust Agreement, dated as of June 24, 2016, by and between Garnero Group Acquisition Company and Continental Stock Transfer & Trust Company.

99.1	Press release dated June 23, 2016.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2016	GARNERO GROUP ACQUISITION COMPANY

	By:	/s/ Mario Garnero
Name: Mario Garnero
Title: Chief Executive Officer

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